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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 June 24, 1997
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                       (Date of earliest event reported)

                      Jillian's Entertainment Corporation
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             (Exact name of Registrant as specified in its charter)


       Florida                      0-13740                     59-2334472
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      (State of                   (Commission                  (IRS Employer
    Incorporation)                File Number)              Identification No.)


          727 Atlantic Avenue, Suite 600, Boston, Massachusetts  02111
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          (Address of principal executive offices, including zip code)

                                 (617) 350-3111
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              (Registrant's telephone number, including area code)

                                      N/A
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         (Former name or former address, if changed since last report)
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ITEM 5.          OTHER EVENTS.

         Reference is made to Exhibit 99(a), a press release relating to the proposed merger of Jillian's Entertainment Corporation with Jillian's Entertainment Acquisition Corporation, a wholly owned subsidiary of Jillian's Entertainment Holdings, Inc., which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibit No.      Description.
                 -----------      ------------

                 99(a)            Press Release dated June 24, 1997





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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JILLIAN'S ENTERTAINMENT CORPORATION



                               By: /s/ Daniel M. Smith
                                  -------------------------------------------
                                  Name:  Daniel M. Smith
                                  Title: President and Chief Operating Officer

Dated:  June 24, 1997




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